Statements of Income (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
REVENUES:
Self-storage rental income	$ 2,165,362	$ 2,233,254
Ancillary operating revenue	212,460	204,263
Interest and other income	124	226
TOTAL	2,377,946	2,437,743
EXPENSES:
Depreciation	7,690	10,274
Operating	1,059,474	1,108,877
General and administrative expense	325,149	272,721
General partners' incentive management fee	72,237	72,232
Property management fee	117,033	120,420
Total	1,581,583	1,584,524
NET INCOME	796,363	853,219
AGGREGATE INCOME ALLOCATED TO:
General partners	7,964	8,532
Limited partners	788,399	844,687
TOTAL	796,363	853,219
Weighted average limited partnership units outstanding	31,783	31,783
NET INCOME ATTRIBUTABLE TO THE PARTNERSHIP PER LIMITED PARTNERSHIP UNIT	$ 24.81	$ 26.58